SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549

                             FORM 8-K


                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 7, 2002



                      THE YORK WATER COMPANY
      (Exact name of Registrant as specified in its Charter)



Pennsylvania                       0-690               23-1242500
(State or other jurisdiction   (Commission       (I.R.S. Employer
 of incorporation)             File Number)   Identification No.)



130 East Market Street, York, Pennsylvania                  17401
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number including Area Code    717-845-3601




  (Former name or former address, if changed since last report.)


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                      THE YORK WATER COMPANY
                             FORM 8-K



ITEM 5.  OTHER EVENTS



              PENNSYLVANIA GOVERNOR SCHWEIKER LIFTS
                 DROUGHT EMERGENCY FOR YORK WATER
                    COMPANY SERVICE TERRITORY


     York, Pennsylvania, November 7, 2002:

     Pennsylvania Governor Mark Schweiker removed York County from a state of drought emergency to a state of drought warning on November 7, 2002. Lifting of the drought emergency means there no longer are restrictions on lawn watering, car washing, and the watering of athletic fields.

     The State Department of Environmental Protection is still asking residents of York County to conserve between 10 and 15 percent of normal use.

     The Company's water reserves are presently at 76.5% of capacity, up from a low of 48.8% on September 26, 2002.

                            SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       The York Water Company
                                             (Registrant)


Dated:  November 8, 2002          By:
                                      (Jeffrey S. Osman)
                                       Vice President-Finance